EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of TIS Mortgage Investment Company on Form 10-QSB for the period ended March 31, 2004 as filed with the Securities and Exchange Commission, the undersigned in the capacity and on the date indicated, below, hereby certifies pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

        1.       the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2.       the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2004	/s/ John E. Castello

John E. Castello, Executive Vice President and Chief Financial Officer

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